Virtus Growth & Income Fund and Virtus Quality Large-Cap Value Fund,

each a series of Virtus Equity Trust

Supplement dated June 7, 2013 to the

Statutory Prospectus dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective October 26, 2012, Virtus Investment Advisers, Inc., the adviser to each of the above-named funds, contractually agreed to reduce its advisory fee for one year. Accordingly, effective October 26, 2012, under “Management Fees” on page 63 of the funds’ prospectus, the row pertaining to each of the funds is amended to read as follows:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus Growth & Income Fund*	0.75%	0.70%	0.65%
Virtus Quality Large-Cap Value Fund*	0.75%	0.70%	0.65%

*	Effective October 26, 2012, the fund’s investment adviser has contractually agreed to reduce its advisory fee for one year to 0.70% on the first $1 billion of assets, 0.65% on assets over $1 billion through $2 billion, and 0.60% on assets over $2 billion.

Investors should retain this supplement with the

Prospectus for future reference.

VET 8019 G&I-QLCV AdvisoryFeeWaiver (6/2013)